N-CEN Item G.1.a.i (related to question B.11.A)

Description

In June of 2014 and in August of 2014, two separate class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of investors in Davis New York Venture Fund (“DNYVF”) against Davis Selected Advisers, L.P. and Davis Selected Advisers – N.Y., Inc. (DNYVF’s adviser and sub-adviser). The plaintiffs claim that the defendants (the “Davis Entities”) charged DNYVF excessive fees to manage DNYVF. In September of 2014, these two claims were consolidated into one lawsuit. In May of 2019, the court granted the Davis Entities motion for summary judgment dismissing the plaintiffs’ complaint. On May 22, 2020, the Second Circuit Court of Appeals issued an order affirming the lower court’s ruling.

Principal parties to the proceeding

Gary Hebda and Deborah Hebda/ Saul Chill and Sylvia Chill/Schuyler Hoffman  v. Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc.,

Case or Docket number

14-cv-4318; 19-1967-cv